TD ASSET MANAGEMENT USA FUNDS INC.

TD Institutional U.S. Government Fund
TD Institutional Treasury Obligations Money Market Fund

(together, the “Funds” and each, a “Fund”)

Supplement dated September 28, 2018
to the Summary Prospectus of each Fund, each dated March 5, 2018, and the Prospectus and Statement of Additional Information of each Fund, each dated February 28, 2018

On September 26, 2018, the Board of Directors (the “Board”) of TD Asset Management USA Funds Inc. (the “Company”) approved the liquidation of each of the TD Institutional U.S. Government Fund and TD Institutional Treasury Obligations Money Market Fund, each a series of the Company, pursuant to the terms of a Plan of Liquidation for each Fund. The approval by the Board of the liquidations was based on the recommendation of TDAM USA Inc., the Funds’ investment adviser (“TDAM”), which has determined that the Funds are no longer viable from a business and economic perspective.

Under its Plan of Liquidation, each Fund will be liquidated on or about November 19, 2018 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the relevant Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders remaining in a Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

Although the liquidation is not expected to be a taxable event for each Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A Fund may also make a distribution of undistributed net income and/or net capital gains prior to the Liquidation Date. Shareholders, including shareholders that own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

In connection with its liquidation, effective October 3, 2018, for Clients of TD Ameritrade Institutional only, each Fund will be closed to new accounts, including through exchanges into the Fund from other funds in the Company. Investors may continue to redeem shares of each Fund.

TDAM will bear all expenses of the liquidation to the extent such expenses are not part of a Fund’s normal and customary fees and operating expenses; however, each Fund and its shareholders will bear transaction costs and tax consequences associated with portfolio turnover of the Fund in anticipation of the Fund’s liquidation.

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